UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2022
____________
R1 RCM Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-41428	87-4340782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

434 W. Ascension Way	84123
6th Floor
Murray
Utah
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCM	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed by R1 RCM Inc. (the “Company”) in its proxy statement/prospectus filed with the Securities and Exchange Commission on April 22, 2022 (the “Proxy Statement”), Mr. Alex Mandl, who was a member of the audit committee (the “Audit Committee”) of the board of directors (the “Board”), passed away on March 25, 2022. As a result, the Audit Committee was composed of two independent directors. Also, as previously disclosed, effective as of June 22, 2022, the Board appointed Jeremy Delinsky as a director and member of the Audit Committee. The Company promptly notified Nasdaq of each event.

On June 22, 2022, the Company received a letter from Nasdaq’s Listing Qualifications Department (the “Deficiency Notification and Compliance Letter”) indicating that Nasdaq had determined that, as a result of Mr. Mandl’s passing, during the period from March 26, 2022 through June 21, 2022, the Company failed to comply with the audit committee composition requirements for continued listing set forth in Nasdaq Listing Rule 5605(c)(2)(A), which requires that a company have an audit committee of at least three members that meet the independence criteria of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Deficiency Notification and Compliance Letter also notes that, because Mr. Delinsky was appointed to the Audit Committee effective as of June 22, 2022 and the Board affirmatively determined that he is an independent director both under Nasdaq’s listing standards and the heightened standards of Rule 10A-3(b)(1) of the Exchange Act, Nasdaq has determined that the Company regained compliance with Nasdaq Listing Rule 5605(c)(2)(A), and subject to disclosing the matter in this Current Report on Form 8-K, the matter is closed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R1 RCM INC.

Date: June 23, 2022

By: /s/ Rachel Wilson
Name: Rachel Wilson
Title: Chief Financial Officer